UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2007

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2007, the Compensation Committee adopted and approved, or recommended to the Board of Directors (the “Board”) of The Boeing Company (“Boeing” or the “Company”), as appropriate, and on October 29, 2007, the Board adopted amendments generally effective January 1, 2008 to certain compensation plans of the Company in which the Company’s named executive officers or directors participate.

For the following plans, these amendments were adopted primarily to conform the plans to the requirements and final and transition regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”):

•	Deferred Compensation Plan for Employees of The Boeing Company (the “DCP”)

•	Deferred Compensation Plan for Directors of The Boeing Company

•	Supplemental Benefit Plan for Employees of The Boeing Company (the “SBP”)

For the following plans, these amendments were adopted primarily to clarify the Company’s intention that all payments under the plans will satisfy the requirements for exemption from Code Section 409A:

•	The Boeing Company 2003 Incentive Stock Plan (the “ISP”)

•	The Boeing Company 1997 Incentive Stock Plan

•	The Boeing Company Elected Officer Annual Incentive Plan (the “AIP”)

•	Incentive Compensation Plan for Employees of The Boeing Company and Subsidiaries (the “ICP”)

•	The Boeing Company 2004 Variable Compensation Plan

•	The Boeing Company Executive Layoff Benefits Plan

In addition to the amendments related to Code Section 409A, the Board amended the SBP to: (1) provide that, beginning in 2009, participants will be permitted to elect to invest their account balances among the same array of funds (other than the Boeing Stock Fund and the Stable Value Fund) as the funds available under the DCP and the Company’s Voluntary Investment Plan, a 401(k) retirement savings plan (the “VIP”), in addition to the current interest crediting method; and (2) set the deferral election rate to the maximum permissible percentage that an employee can elect to contribute under the VIP.

The Board also amended the ISP, the AIP and the ICP to incorporate the Company’s executive clawback policy adopted in 2006. This policy is contained in the Company’s Corporate Governance Principles and may be viewed on the Boeing website at www.boeing.com/corp_gov/.

The foregoing description of these amendments to the Company’s plans is qualified in its entirety by reference to the amended and restated plans, which are filed herewith as Exhibits 10.1 through 10.9 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Deferred Compensation Plan for Employees of The Boeing Company

10.2	Deferred Compensation Plan for Directors of The Boeing Company

10.3	Supplemental Benefit Plan for Employees of The Boeing Company

10.4	The Boeing Company 2003 Incentive Stock Plan

10.5	The Boeing Company 1997 Incentive Stock Plan

10.6	The Boeing Company Elected Officer Annual Incentive Plan

10.7	Incentive Compensation Plan for Employees of The Boeing Company and Subsidiaries

10.8	The Boeing Company 2004 Variable Compensation Plan

10.9	The Boeing Company Executive Layoff Benefits Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ James C. Johnson
James C. Johnson
Vice President, Corporate Secretary and Assistant
General Counsel

Dated: November 1, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Deferred Compensation Plan for Employees of The Boeing Company

10.2	Deferred Compensation Plan for Directors of The Boeing Company

10.3	Supplemental Benefit Plan for Employees of The Boeing Company

10.4	The Boeing Company 2003 Incentive Stock Plan

10.5	The Boeing Company 1997 Incentive Stock Plan

10.6	The Boeing Company Elected Officer Annual Incentive Plan

10.7	Incentive Compensation Plan for Employees of The Boeing Company and Subsidiaries

10.8	The Boeing Company 2004 Variable Compensation Plan

10.9	The Boeing Company Executive Layoff Benefits Plan